Frontier MFG Global Plus Fund
SCHEDULE OF INVESTMENTS
September 30, 2019 (Unaudited)

Number of Shares		Value
COMMON STOCKS 91.5%
	Belgium 2.3%
100,892	Anheuser-Busch InBev SA/NV	$9,613,370

	China 5.5%
138,443	Alibaba Group Holding Ltd. - ADR (a)	23,151,823

	France 4.4%
46,563	LVMH Moet Hennessy Louis Vuitton SE	18,506,543

	Germany 3.8%
139,043	SAP SE	16,349,264

	Netherlands 0.9%
37,118	Heineken NV	4,011,707

	Switzerland 7.4%
141,908	Nestle SA	15,395,820
182,172	Novartis AG	15,795,967
		31,191,787
	United Kingdom 3.5%
189,143	Reckitt Benckiser Group PLC	14,753,577

	United States 63.7%
2,701	Alphabet, Inc. - Class A (a)	3,298,299
22,031	Alphabet, Inc. - Class C (a)	26,855,790
88,918	Apple, Inc.	19,914,964
21,068	CME Group, Inc.	4,452,511
100,304	Crown Castle International Corp.	13,943,259
59,232	Eversource Energy	5,062,559
144,881	Facebook, Inc. - Class A (a)	25,800,408
143,145	HCA Healthcare, Inc.	17,237,521
61,223	Mastercard, Inc. - Class A	16,626,330
31,501	McDonald's Corp.	6,763,580
194,389	Microsoft Corp.	27,025,903
81,832	PepsiCo, Inc.	11,219,167
267,113	Starbucks Corp.	23,618,131
38,139	The Estee Lauder Companies, Inc. - Class A	7,587,754
128,776	Visa, Inc. - Class A	22,150,760
111,371	WEC Energy Group, Inc.	10,591,382
172,530	Xcel Energy, Inc.	11,195,472
149,017	Yum! Brands, Inc.	16,902,998
		270,246,788
	Total Common Stocks
	(Cost $303,344,462)	387,824,859

SHORT-TERM INVESTMENTS 8.2%
	Bank Deposit Account 8.2%
34,573,195	U.S. Bank Money Market Deposit Account	34,573,195
	Total Short-Term Investments
	(Cost $34,573,195)	34,573,195

	Total Investments 99.7%
	(Cost $337,917,657)	422,398,054

	Other Assets and in Excess of Liabilities 0.3%	1,467,046

	TOTAL NET ASSETS 100.0%	$423,865,100

(a) Non-Income Producing.
ADR - American Depositary Receipt

Investment Valuation - Equity securities that are traded on a national securities exchange, except for those traded on NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market exchanges (together, “NASDAQ”), for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are principally traded. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent quoted bid price.  Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models, as well as market transactions and other market inputs. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated, will result in a systematic fair value adjustment to the trading prices of foreign securities provided that there is a movement in the markets that exceeds a threshold established by the Board of Directors (the “Board”) and provided the fair value prices exceed a pre-established confidence level. The Fund will also value foreign securities at fair value using fair valuation procedures approved by the Board in the case of other significant events relating to a particular foreign issuer or market.  In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontier MFG Global Plus Fund. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser or subadviser pursuant to guidelines established by the Board. The Board has appointed a Valuation Committee to assist the Board in its oversight of the Fund’s valuation procedures.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities that the Fund has the ability to access
Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)
Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Fund's securities as of September 30, 2019:

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$387,824,859	$-	$-	$387,824,859
Total Equity	387,824,859	-	-	387,824,859
Short-Term Investments	34,573,195	-	-	34,573,195
Total Investments in Securities	$422,398,054	$-	$-	$422,398,054
(a)  See the Fund's Schedule of Investments for sector or country classifications.

Tax Disclosure - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the period, the Fund did not incur any interest or penalties. The Fund has reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund does not have examinations in progress.